UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2026

John Deere Owner Trust 2026-B

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0002141933)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-287776-02	38-4090077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

isconsin
c/o John Deere Capital Corporation P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 438-7394

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the issuance by John Deere Owner Trust 2026-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated July 14, 2026 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) by John Deere Receivables LLC (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on July 14, 2026 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below. The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01 Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certification is being filed as Exhibit 36.1 to this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On or about the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus. Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement between John Deere Receivables LLC, as seller, John Deere Capital Corporation, BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, and TD Securities (USA) LLC, as representatives of the underwriters named therein, dated as of July 14, 2026.

4.1	Indenture between John Deere Owner Trust 2026-B and U.S. Bank Trust Company, National Association, as indenture trustee, to be dated as of July 22, 2026.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

99.1	Trust Agreement between John Deere Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee, to be dated as of July 21, 2026.

99.2

Sale and Servicing Agreement among John Deere Capital Corporation, as servicer, John Deere Receivables LLC, as seller, and John Deere Owner Trust 2026-B, as issuing entity, to be dated as of July 22, 2026.

99.3

Administration Agreement among John Deere Owner Trust 2026-B, as issuer, John Deere Capital Corporation, as administrator, and U.S. Bank Trust Company, National Association, as indenture trustee, to be dated as of July 22, 2026.

99.4

Asset Representations Review Agreement by and among John Deere Owner Trust 2026-B, as the issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as the asset representations reviewer, to be dated as of July 22, 2026.

99.5	Purchase Agreement between John Deere Capital Corporation, as seller, and John Deere Receivables LLC, as purchaser, to be dated as of July 22, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES LLC (Depositor)

By: /s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary and Assistant Treasurer

Date: July 14, 2026